UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2002
(Date of earliest event reported)
_____________________

MAPINFO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-23078 (Commission file number)	06-1166630 (I.R.S. Employer Identification No.)

One Global View
Troy, New York 12180
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (518) 285-6000

Item 5.     Other Events

On April 1, 2002, MapInfo Corporation entered into an agreement with D. Joseph Gersuk, Executive Vice President and CFO regarding Mr. Gersuk's employment with the Company over the three-year period, April 1, 2002 through March 31, 2005. The agreement is attached hereto as Exhibit 10.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPINFO CORPORATION

Date: May 16, 2002	By: /s/ D. Joseph Gersuk
D. Joseph Gersuk, Executive Vice President, Finance, Chief Financial Officer and Treasurer (principal financial and accounting officer)

Exhibit Index
Exhibit
Number	Description of Exhibit
10.1	Employment agreement by and between the Registrant and D. Joseph Gersuk dated April 1, 2002.